As filed with the Securities and Exchange Commission on September 25, 2009.

                                                     Registration No. 333-161216

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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -----------------

                               AMENDMENT NO. 2 TO
                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)
                               -----------------

        DELAWARE                      6794                     36-2664428
(State or other jurisdic-  (Primary Standard Industrial     (I.R.S. Employer
  tion of incorporation     Classification Code Number)   Identification Number)
     or organization)

                               777 COMMERCE DRIVE
                          FAIRFIELD, CONNECTICUT 06825
                                 (203) 368-6044
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               -----------------

                                  JOHN B. NANO
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         COMPETITIVE TECHNOLOGIES, INC.
                               777 COMMERCE DRIVE
                          FAIRFIELD, CONNECTICUT 06825
                                 (203) 368-6044
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                With a copy to:

                            M. RICHARD CUTLER, ESQ.
                                CUTLER LAW GROUP
                               9814 CRYSTAL BLVD
                               BAYTOWN, TX 77521
                           TELEPHONE: (281) 918-0040
                           FACSIMILE: (800) 836-8714


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                                   AMENDMENT

This Amendment No. 2 is being filed solely to update Exhibit 23.1 in response to SEC comments.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fairfield, Connecticut on September 25, 2009.

                              COMPETITIVE TECHNOLOGIES, INC.


                              By/s/ John B. Nano
                                ----------------
                              JOHN B. NANO, CHAIRMAN, PRESIDENT AND CEO

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                     Title                         Date
----------------------------  ----------------------------  ---------------


/s/ John B. Nano              Chairman, President and       September 25, 2009
----------------------------  CEO, Interim CFO (Principal
John B. Nano                  Executive, Financial and
                              Accounting Officer)


/s/ Rustin Howard             Director                      September 25, 2009
----------------------------
John B. Nano, Power of Attorney


/s/ William L. Reali          Director                      September 25, 2009
----------------------------
John B. Nano, Power of Attorney


/s/ Richard D. Hornidge, Jr.  Director                      September 25, 2009
----------------------------
John B. Nano, Power of Attorney


/s/ Joel M. Evans, MD         Director                      September 25, 2009
----------------------------
John B. Nano, Power of Attorney


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